SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2003

REGIONS FINANCIAL CORPORATION

(Exact Name of Company as specified in its charter)

Delaware
(State of Incorporation)
0-6159		63-0589368
(Commission File Number)		(IRS Employer
Identification Number)

417 North 20th Street, Birmingham, Alabama 35203
(Address of Principal Executive Offices)

Company’s telephone number, including area code:
(205) 944-1300

ITEM 5. OTHER EVENTS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 JOINT PRESS RELEASE, DATED JAN. 23, 2004
EX-99.2 JOINT INVESTOR PRESENTATION, DATED 1/23/04
EX-99.3 TRANSCRIPT OF REMARKS, DATED JAN. 23, 2004
EX-99.4 LETTER FROM THE CHAIRMAN, PRESIDENT & CEO
EX-99.5 EMAIL MESSAGE, DATED JAN. 23, 2004
EX-99.6 TRANSCRIPT OF A PRE-RECORDED PHONE MESSAGE
EX-99.7 INTRANET MESSAGE OF THE CHAIRMAN
EX-99.8 MERGER Q&A FOR ASSOCIATES

ITEM 5.     OTHER EVENTS.

                    On January 23, 2004, Regions Financial Corporation, a Delaware corporation (the “Company”), and Union Planters Corporation, a Tennessee corporation (“Union Planters”), announced that they had entered into a definitive Agreement and Plan of Merger, dated as of January 22, 2004 (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company and Union Planters will each be merged with and into a newly-formed holding company to be organized under Delaware law (“Newco”), with Newco as the surviving entity. Upon the completion of the transactions contemplated by the Merger Agreement, each share of the Company’s common stock issued and outstanding will be converted into the right to receive 1.2346 shares of Newco common stock, and each share of Union Planters’ common stock issued and outstanding will be converted into the right to receive 1 share of Newco common stock. The combined enterprise will be known as Regions Financial Corporation from and after the closing.

                    The Merger Agreement has been approved by the Boards of Directors of the Company and Union Planters, and is subject to customary closing conditions, including regulatory and stockholders’ approvals. Completion of the transactions is expected to occur, subject to such closing conditions, in mid-2004.

ITEM 9.     REGULATION FD DISCLOSURE.

                    On January 23, 2004, the Company and Union Planters issued a joint press release announcing that they had entered into the Merger Agreement. This press release is furnished herewith as Exhibit 99.1.

                    Furnished herewith as Exhibits 99.2 and 99.3, respectively, are the slides used in connection with a joint presentation of the Company and Union Planters to investors on January 23, 2004, as well as a transcript of the remarks of Carl E. Jones, Jr., Chairman of the Board, President, and Chief Executive Officer of the Company, on January 23, 2004 with respect to the transactions.

                    Also furnished herewith as Exhibits 99.4, 99.5 and 99.6, respectively, are a letter, an email message and a transcript of a pre-recorded phone message, in each case from Carl E. Jones, Jr., Chairman of the Board, President, and Chief Executive Officer of the Company to the employees of the Company and dated or sent, as the case may be, January 23, 2004.

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SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Carl E. Jones, Jr.

Name:	Carl E. Jones, Jr.
Title:	Chairman of the Board, President, and Chief Executive Officer

Date: January 23, 2004

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INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Joint press release of the Company and Union Planters Corporation dated January 23, 2004.

99.2	Joint investor presentation of the Company and Union Planters Corporation dated January 23, 2004.

99.3	Transcript of the remarks of the Chairman of the Board, President, and Chief Executive Officer of the Company on January 23, 2004.

99.4	Letter of the Chairman of the Board, President, and Chief Executive Officer of the Company to the employees of the Company dated January 23, 2004.

99.5	Email message of the Chairman of the Board, President, and Chief Executive Officer of the Company to the employees of the Company dated January 23, 2004.

99.6	Transcript of a pre-recorded phone message of the Chairman of the Board, President, and Chief Executive Officer of the Company to the employees of the Company on January 23, 2004.

99.7	Intranet message of the Chairman of the Board, President, and Chief Executive Officer of the Company to the employees of the Company.

99.8	Merger questions and answers for associates

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